                                                                Exhibit 99.8
                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                         1,879,128.69
Available Funds:
          Contract Payments due and received in this period                                                7,138,357.35
          Contract Payments due in prior period(s) and received in this period                               718,216.85
          Contract Payments received in this period for next period                                          697,487.73
          Sales, Use and Property Tax, Maintenance, Late Charges                                             217,173.21
          Prepayment Amounts related to early termination in this period                                      21,388.79
          Servicer Advance                                                                                   721,137.97
          Proceeds received from recoveries on previously Defaulted Contracts                                      0.00
          Transfer from Reserve Accounts                                                                      11,050.64
          Interest earned on Collection Account                                                               10,487.49
          Interest earned on Affiliated Account                                                                2,501.72
          Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03              0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
          < Predecessor contract)                                                                                  0.00
          Due from Bank of America Derivative Settlement                                                           0.00
          Any other amounts                                                                                        0.00
                                                                                                          =============
Total Available Funds                                                                                     11,416,930.44
Less: Amounts to be Retained in Collection Account                                                         1,847,837.68
                                                                                                          -------------
AMOUNT TO BE DISTRIBUTED                                                                                   9,569,092.76
                                                                                                          =============

DISTRIBUTION OF FUNDS:

 1.      To Trustee -  Fees                                                                                            0.00
 2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              718,216.85
 3.      To Bank of America Derivative Settlement                                                                257,945.30
 4.      To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
              a) Class A1 Principal and Interest                                                               6,422,449.52
              a) Class A2a Principal (distributed after A1 Note matures) and Interest                             33,854.16
              a) Class A2b Principal (distributed after A1 Note matures) and Interest                             40,833.33
              a) Class A3a Principal (distributed after A2 Note matures) and Interest                            319,550.00
              a) Class A3b Principal (distributed after A2 Note matures) and Interest                            258,000.00
              b) Class B Principal and Interest                                                                  128,308.21
              c) Class C Principal and Interest                                                                  264,689.64
              d) Class D Principal and Interest                                                                  171,202.05
              e) Class E Principal and Interest                                                                  248,835.05
 5.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
 6.      To Issuer - Residual Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     184,659.95
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)                          0.00
              c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          11,050.64
 7.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              230,162.42
 8.      To Servicer, Servicing Fee and other Servicing Compensations                                            279,335.64
                                                                                                               ------------
Total Funds Distributed                                                                                        9,569,092.76
                                                                                                               ============
                                                                                                               ------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}     1,847,837.68
                                                                                                               ============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                            $11,560,273.87
            - Add Investment Earnings                                                                             11,050.64
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                           0.00
            - Less Distribution to Certificate Account                                                            11,050.64
                                                                                                             --------------
End of period balance                                                                                        $11,560,273.87
                                                                                                             ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                   $11,560,273.87
                                                                                                             ==============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                        Pool A                                                            324,908,214.59
                        Pool B                                                             67,973,689.51
                                                                                          --------------

                                                                                                                     392,881,904.10
Class A Overdue Interest, if any                                                                    0.00
Class A Monthly Interest - Pool A                                                             603,789.86
Class A Monthly Interest - Pool B                                                             126,318.20
                                                                                          --------------

Class A Overdue Principal, if any                                                                   0.00
Class A Monthly Principal - Pool A                                                          4,261,598.86
Class A Monthly Principal - Pool B                                                          2,082,980.09
                                                                                          --------------
                                                                                                                       6,344,578.95
Ending Principal Balance of the Class A Notes
                        Pool A                                                            320,646,615.73
                        Pool B                                                             65,890,709.42
                                                                                          --------------
                                                                                                                     --------------
                                                                                                                     386,537,325.15
                                                                                                                     ==============

-----------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                             Ending Principal
Original Face $406,920,000                Original Face $406,920,000                            Balance Factor
   $   1.794230                                 $   15.591711                                      94.990987%
-----------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                        Class A1                                                          57,681,904.10
                        Class A2a                                                         25,000,000.00
                        Class A2b                                                         25,000,000.00
                        Class A3a                                                        199,200,000.00
                        Class A3b                                                         86,000,000.00
                                                                                         --------------
                                                                                                                    392,881,904.10

Class A Monthly Interest
                        Class A1 (Actual Number Days/360)                                     77,870.57
                        Class A2a (Actual Number Days/360)                                    33,854.16
                        Class A2b                                                             40,833.33
                        Class A3a (Actual Number Days/360)                                   319,550.00
                        Class A3b                                                            258,000.00
                                                                                         --------------

Class A Monthly Principal
                        Class A1                                                           6,344,578.95
                        Class A2a                                                                  0.00
                        Class A2b                                                                  0.00
                        Class A3a                                                                  0.00
                        Class A3b                                                                  0.00
                                                                                         --------------
                                                                                                                       6,344,578.95
Ending Principal Balance of the Class A Notes
                        Class A1                                                          51,337,325.15
                        Class A2a                                                         25,000,000.00
                        Class A2b                                                         25,000,000.00
                        Class A3a                                                        199,200,000.00
                        Class A3b                                                         86,000,000.00
                                                                                         --------------              --------------
                                                                                                                     386,537,325.15
                                                                                                                     ==============

Class A1

-----------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                             Ending Principal
Original Face $71,720,000                 Original Face $71,720,000                             Balance Factor
      $  1.085758                               $  88.463176                                       71.580208%
-----------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
             Pool A                                          5,541,293.15
             Pool B                                          1,159,287.83
                                                             ------------
                                                                                 6,700,580.98

Class B Overdue Interest, if any                                     0.00
Class B Monthly Interest - Pool A                               16,623.88
Class B Monthly Interest - Pool B                                3,477.86
Class B Overdue Principal, if any                                    0.00
Class B Monthly Principal - Pool A                              72,681.35
Class B Monthly Principal - Pool B                              35,525.12
                                                             ------------
                                                                                   108,206.47
Ending Principal Balance of the Class B Notes
             Pool A                                          5,468,611.80
             Pool B                                          1,123,762.71
                                                             ------------
                                                                                 ------------
                                                                                 6,592,374.51
                                                                                 ============

-------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                                Ending Principal
Original Face $6,940,000                  Original Face $6,940,000                                 Balance Factor
    $   2.896504                              $   15.591710                                          94.990987%
-------------------------------------------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
             Pool A                                         11,074,601.73
             Pool B                                          2,316,905.22
                                                            -------------
                                                                                         13,391,506.95

Class C Overdue Interest, if any                                     0.00
Class C Monthly Interest - Pool A                               40,053.14
Class C Monthly Interest - Pool B                                8,379.47
Class C Overdue Principal, if any                                    0.00
Class C Monthly Principal - Pool A                             145,257.98
Class C Monthly Principal - Pool B                              70,999.05
                                                            -------------
                                                                                            216,257.03
Ending Principal Balance of the Class C Notes
             Pool A                                         10,929,343.75
             Pool B                                          2,245,906.17
                                                            -------------
                                                                                         -------------
                                                                                         13,175,249.92
                                                                                         =============

---------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                                 Ending Principal
Original Face $13,870,000                 Original Face $13,870,000                                 Balance Factor
     $   3.491897                              $   15.591711                                             94.990987%
--------------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                 Pool A                                          7,385,729.35
                 Pool B                                          1,545,160.30
                                                                 ------------
                                                                                              8,930,889.65

Class D Overdue Interest, if any                                         0.00
Class D Monthly Interest - Pool A (Actual Number Days/360)          22,311.06
Class D Monthly Interest - Pool B (Actual Number Days/360)           4,667.67
Class D Overdue Principal, if any                                        0.00
Class D Monthly Principal - Pool A                                  96,873.56
Class D Monthly Principal - Pool B                                  47,349.76
                                                                 ------------
                                                                                                144,223.32
Ending Principal Balance of the Class D Notes
                 Pool A                                          7,288,855.79
                 Pool B                                          1,497,810.54
                                                                 ------------                 ------------
                                                                                              8,786,666.33
                                                                                              ============

----------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                              Ending Principal
Original Face $9,250,000                 Original Face $9,250,000                               Balance Factor
     $   2.916619                             $   15.591710                                         94.990987%
----------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                 Pool A                                          9,230,165.54
                 Pool B                                          1,931,032.75
                                                                 ------------
                                                                                             11,161,198.29

Class E Overdue Interest, if any                                         0.00
Class E Monthly Interest - Pool A (Actual Number Days/360)          56,727.06
Class E Monthly Interest - Pool B (Actual Number Days/360)          11,867.81
Class E Overdue Principal, if any                                        0.00
Class E Monthly Principal - Pool A                                 121,065.77
Class E Monthly Principal - Pool B                                  59,174.41
                                                                 ------------
                                                                                                180,240.18
Ending Principal Balance of the Class E Notes
                 Pool A                                          9,109,099.77
                 Pool B                                          1,871,858.34
                                                                 ------------                -------------
                                                                                             10,980,958.11
                                                                                             =============

-----------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                             Ending Principal
Original Face $11,560,000                 Original Face $11,560,000                             Balance Factor
      $   5.933812                              $   15.591711                                      94.990987%
-----------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                  Pool A                                         11,377,024.07
                  Pool B                                          2,493,930.77
                                                                 -------------
                                                                                              13,870,954.84

Residual Interest - Pool A                                          147,911.96
Residual Interest - Pool B                                           36,747.99
Residual Principal - Pool A                                               0.00
Residual Principal - Pool B                                               0.00
                                                                 -------------
                                                                                                       0.00
Ending Residual Principal Balance
                  Pool A                                         11,377,024.07
                  Pool B                                          2,493,930.77
                                                                 -------------                -------------
                                                                                              13,870,954.84
                                                                                              =============

X.   PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                 279,335.64
- Servicer Advances reimbursement                                                                718,216.85
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                                230,162.42
                                                                                               ------------
Total amounts due to Servicer                                                                  1,227,714.91
                                                                                               ============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                    369,517,028.45

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                       0.00

Decline in Aggregate Discounted Contract Balance                                                                   4,697,477.52

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                 --------------
   ending of the related Collection Period                                                                       364,819,550.93
                                                                                                                 ==============
Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                               4,681,645.14

    - Principal portion of Prepayment Amounts                                                       15,832.38

                                                                                                 ------------
                        Total Decline in Aggregate Discounted Contract Balance                   4,697,477.52
                                                                                                 ============

POOL B
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                     77,420,006.37

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                       0.00

Decline in Aggregate Discounted Contract Balance                                                                   2,296,028.43

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                 --------------
   ending of the related Collection Period                                                                       75,123,977.94
                                                                                                                 ==============
Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                               2,290,550.16

    - Principal portion of Prepayment Amounts                                                        5,478.27

                                                                                                 ------------
                        Total Decline in Aggregate Discounted Contract Balance                   2,296,028.43
                                                                                                 ============

                                                                                                                 --------------
       AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                         439,943,528.87
                                                                                                                 ==============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A
                                                                                                              Predecessor
                                                 Discounted                           Predecessor              Discounted
Lease #        Lessee Name                       Present Value                          Lease #               Present Value
--------------------------                       -------------                        -----------             -------------
               NONE

                                                 -------------                                               ---------------
Totals:                                          $        0.00                                               $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
    CONTRACTS                                                                                                $          0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                            $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF
    THE POOL)                                                                                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                       $      0.00
b) Total discounted Contract Balance of Substitute Receivables                        $      0.00
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement Section 7.02                                $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                            YES_______    NO  X

POOL B

                                                                                                      Predecessor
                                         Discounted                           Predecessor             Discounted
Lease #        Lessee Name              Present Value                          Lease #                Present Value
--------------------------              -------------                        -----------              -------------
               NONE

                                        -------------                                                 -------------
 Totals:                                $        0.00                                                 $        0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                     $83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                  0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
  THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                       $      0.00
b) Total discounted Contract Balance of Substitute Receivables                        $      0.00
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement Section 7.02                                $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                            YES______     NO  X

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                         SERVICER REPORT SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                            Predecessor
                                             Discounted                 Predecessor          Discounted
Lease #     Lessee Name                     Present Value                Lease #           Present Value
-----------------------                     -------------              ------------        -------------
            NONE                                                                         $          0.00

                                            -----------                                  ---------------
Totals:                                     $      0.00                                  $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL
     NON-PERFORMING CONTRACTS                                                                       0.00
b) ADCB OF POOL A AT CLOSING DATE                                                        $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF
     THE POOL)                                                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                     $     0.00
b)  Total discounted Contract Balance of Substitute Receivables                      $     0.00
c)  If (a)>(b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                            $     0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES________   NO   X

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                               Predecessor
                                            Discounted                 Predecessor          Discounted
Lease #     Lessee Name                     Present Value                Lease #           Present Value
-----------------------                     -------------              -----------         -------------
            None

                                            -------------                                 --------------
Totals:                                     $        0.00                                 $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL
    CONTRACTS SUBSTITUTED                                                                 $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                         $83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF
    THE POOL)                                                                                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180
  DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY
  PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                    $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                           $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                             YES______    NO  X

                     DVI RECEIVABLES XVIII L.L.C. 2002-2
                         SERVICER REPORT SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

Contracts Delinquent > 90 days                        Total Outstanding Contracts
This Month                          2,443,948.14      This Month                      439,943,528.87
1 Month Prior                       2,253,350.48      1 Month Prior                   446,937,034.82
2 Months Prior                         79,738.17      2 Months Prior                  456,487,320.37

Total                               4,777,036.79      Total                         1,343,367,884.06

a) 3 Month Average                  1,592,345.60      b) 3 Month Average              447,789,294.69

c) a/b                                      0.36%

2. Does a Delinquency Condition Exist (1c > 6% )?         Yes____________No   X

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?  Yes____________No   X

   B. An Indenture Event of Default has occurred and
       is then continuing?                                Yes____________No   X

4. Has a Servicer Event of Default occurred?              Yes____________No   X

5. Amortization Event Check

   A. Is 1c  > 8% ?                                       Yes____________No   X

   B. Bankruptcy, insolvency, reorganization;
      default/violation of any covenant or obligation
      not remedied within 90 days?                        Yes____________No   X

   C. As of any Determination date, the sum of all
      defaulted contracts since the Closing date
      exceeds 6% of the ADCB on the Closing Date?         Yes____________No   X

6. Aggregate Discounted Contract
   Balance at Closing Date                        Balance  $  454,734,535.69

DELINQUENT LEASE SUMMARY

Days Past Due                     Current Pool Balance                 # Leases
-------------                     --------------------                 --------
 31 - 60                             7,467,304.10                         51
 61 - 90                               984,872.06                         24
91 - 180                             2,443,948.14                         15